F I R S T C A S H F I N A N C I A L S E R V I C E S I N V E S T O R P R E S E N T A T I O N - S E P T E M B E R 2 0 0 6 F I R S T C A S H F I N A N C I A L S E R V I C E S

Safe Harbor Statement • Certain statements included in this presentation which are not historical in nature, including statements regarding the Company’s and/or management’s strategies, beliefs, expectations, plans for new stores, projections of earnings and revenues, expected effect of regulatory pronouncements, potential legislation, or other predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the Safe Harbor provisions for forward-looking statements contained in such Act. • Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties, many of which are beyond the Company’s control, and other important factors that could cause actual results, performance or achievements to differ materially from expectations expressed or implied by such forward-looking statements. These risk factors and uncertainties are listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, our annual reports on Form 10-K for the years ending December 31, 2004 and 2005, our reports on Form 10-Q for the periods ended March 31 and June 30, 2006, and on various Form 8-K filings in 2006. F I R S T C A S H F I N A N C I A L S E R V I C E S

F I R S T C A S H F I N A N C I A L S E R V I C E S First Cash Financial Services • Leading provider of specialty consumer finance products - Pawn Loans & Related Retail - Short-term/Payday Advances - Buy-Here/Pay-Here Automotive Retail & Finance • Superior earnings performance and financial position • Significant future growth through store expansion F I R S T C A S H F I N A N C I A L S E R V I C E S

Company History

1988 — Founded – 3 pawn stores in Texas

Early 90's — Goes public; multi-state pawn store roll-up acquisitions

Late 90's — Payday lending acquisitions; introduction of payday product in pawn stores

First pawn stores opened in Mexico



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PAWN

2001 to present — Expansion through new store openings: U.S. payday & Mexico pawn

2006 — Auto Master Buy-Here/Pay-Here automotive acquisition

FIRST CASH FINANCIAL SERVICES

Store Count Growth 108 102 96 95 4 60 100 130 152 46 59 75 87 102 128 8 97 100 29 2001 2002 2003 2004 2005 Aug 06 Buy-Here/Pay-Here Dealerships Payday Advance Stores Mexico Pawn Stores U.S. Pawn Stores 158 190 235 284 328 383 F I R S T C A S H F I N A N C I A L S E R V I C E S

Geographic Markets & Product Offerings D.C. Locations in: • 13 states in the U.S. • 8 states in Mexico Pawn stores Pawn stores with payday advance/credit services Payday advance/credit services stores As of August 2006 152 21 3 3 7 15 10 7 2 81 58 6 3 2 D.C. 5 Buy-Here/Pay-Here auto dealerships 5 2 1 F I R S T C A S H F I N A N C I A L S E R V I C E S

Revenue Mix Trailing Twelve Months (Including Pro Forma Revenues from Auto Master Acquisition) 42% 24% 15% 19% U.S. Pawn Storess Mexico Pawn Stores Payday Advance Stores Buy-Here/Pay-Here Auto Dealerships As of June 30, 2006, unaudited F I R S T C A S H F I N A N C I A L S E R V I C E S

Pawn Loan Product • Short-term loan secured by pledged personal property - No credit check - No bank account required • Regulations vary by state - typically provide for: - 30 day term - 10% to 20% monthly service fee F I R S T C A S H F I N A N C I A L S E R V I C E S

Pawn Customer Demographics • Many un-banked or under-banked customers • Both in the U.S. and… • In Mexico, where: - 88% of retail transactions are in cash - An estimated 80% of the population is un-banked First Cash Pawn Loan Growth $0 $5 $10 $15 $20 $25 $30 2001 2002 2003 2004 2005 Millions Mexico Pawn U.S. Pawn F I R S T C A S H F I N A N C I A L S E R V I C E S

Pawn-Related Retail Sales Retail Metrics (most recent trailing 12 Months) • Total merchandise margins 40% • Retail margins (excludes scrap jewelry sales) 44% • Inventory turns 3.2x Electronics 27% Tools 7% Gold Jewelry 55% Other 11% Composition of Retail Inventories • Retail inventories are primarily acquired via forfeited pawn loan collateral • Gold jewelry represents 55% of the retail inventory F I R S T C A S H F I N A N C I A L S E R V I C E S

Pawn Growth - Focused in Mexico F I R S T C A S H F I N A N C I A L S E R V I C E S

Short-term/Payday Advance Products • Loan size: $100 to $1,000 • Term: 7 to 31 days • Typical service charge per advance: 15% • Proof of employment and active bank account required • Advance secured by personal check held until due date F I R S T C A S H F I N A N C I A L S E R V I C E S

Short-term/Payday Advance Expansion



STARBUCKS COFFEE
DRIVE THRU
FirstCashAdvance
CHECKS CASHED • PAYDAY LOANS
OPEN
CHECKS CASHED
LOANS $500
LOANS $500
CHECKS



- Accelerated new store openings
  - First Cash Advance mono-line format
  - **26** stores opened YTD thru August 2006 compared to 15 opened all of 2005
- Expansion Markets
  - Continued expansion in all **Texas** markets
  - First stores opened in **Michigan** opened in Q2 of 2006

FIRST CASH FINANCIAL SERVICES

Auto Master Acquisition • FCFS has acquired Auto Master, a Buy-Here/Pay-Here automotive dealer - Transaction closed on August 25, 2006 • Transaction details (unaudited) - Purchase price of $33.7 million - Purchase price and retirement of existing Auto Master debt ($15 million) funded through: • Cash on balance sheet ($12 million) • Note payable to sellers ($10 million) • FCFS credit-facility ($26 million) F I R S T C A S H F I N A N C I A L S E R V I C E S

Buy-Here/Pay-Here Automotive Industry • Large Buy-Here/Pay-Here Market - Estimated $100 Billion Market - 45 Million consumers with credit scores < 600 • Fragmented Competition - Thousands of operators, one or two locations each • Nondiscretionary Customer Base - Need-driven purchases, rather than price driven - Price negotiation is rarely a part of the typical transaction F I R S T C A S H F I N A N C I A L S E R V I C E S

Auto Master Overview

- Founded 1989
- Based in Northwest Arkansas, near Bentonville
- Eight current dealership locations:
  - Arkansas (5)
  - Missouri (2)
  - Oklahoma (1)
- Seasoned, professional management team
  - Fully retained with acquisition

STORE LOCATIONS



Springfield, MO
Joplin, MO
Rogers, AR
Tulsa, OK
Springdale, AR
Fayetteville, AR
Fort Smith, AR
(2 locations)
Auto Master
BUY HERE
PAY HERE

FIRST CASH FINANCIAL SERVICES

Auto Master - Centralized Vehicle Acquisition and Reconditioning • Vehicle acquisition - Full-time purchasing staff - Purchase from auctions, wholesalers and new vehicle dealers in 10- state area • Reconditioning Center - All vehicles sent to central facility in NW Arkansas - In-house inspection, repairs and detailing F I R S T C A S H F I N A N C I A L S E R V I C E S

Auto Master Operating Metrics (unaudited) • Average retail price per vehicle $9,000 • Typical gross profit % per vehicle, net of loss provision 30% • Typical yield % on net receivables 9% to 11% • Revenues - Calendar 2005 $44 million - Projected calendar 2006 $53 to $55 million F I R S T C A S H F I N A N C I A L S E R V I C E S

Auto Master - Future Growth • Expand footprint within 300-mile radius of Bentonville hub - Five-state market - Capacity for up to 30 lots • 3 to 5 total lot openings for remainder of 2006 & 2007 • Future hubs in other regions F I R S T C A S H F I N A N C I A L S E R V I C E S

Financial & Growth Metrics • Operating Results - Industry leading performance metrics - Long-term, consistent growth - Increasing profit margins • Financial Position - Strong cash flows - Strong balance sheet - Continued investment in stock repurchases & new stores F I R S T C A S H F I N A N C I A L S E R V I C E S

Revenue & EBITDA Growth EBITDA $0 $10 $20 $30 $40 $50 $60 2002 2003 2004 2005 TTM June 2006 Millions Revenues $0 $50 $100 $150 $200 $250 2002 2003 2004 2005 TTM June 2006 Millions F I R S T C A S H F I N A N C I A L S E R V I C E S

2006 - Second Quarter Highlights • Q2 diluted EPS of $0.20 - Up 25% over prior year - 22nd consecutive quarter of double-digit EPS growth • Other highlights: - Quarterly revenues up 22%, to $56 million - Same-store revenues up 15% - 23 new stores opened, a record number for a single quarter; 43 stores opened YTD F I R S T C A S H F I N A N C I A L S E R V I C E S

Earnings Per Share Growth $0.08 $0.10 $0.12 $0.15 $0.18 $0.23 $0.06 $0.08 $0.10 $0.12 $0.16 $0.20 $0.07 $0.09 $0.12 $0.15 $0.19 $0.09 $0.11 $0.14 $0.18 $0.23 2001 2002 2003 2004 2005 2006 Q 4 Q 3 Q 2 Q 1 $0.29 $0.38 $0.49 $0.61 $0.76 Reflects two-for-one stock split effective February 6, 2006 2006 Estimate: $0.96 to $0.97 F I R S T C A S H F I N A N C I A L S E R V I C E S

2006 Earnings Estimate Increased; Guidance Initiated for 2007 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 2003 2004 2005 2006 2007 $0.49 $0.61 $0.76 24% 25% 26-28% 2007 Estimate: $1.25 To $1.30 Updated 2006 Estimate: $0.96 to $0.97 29-34% F I R S T C A S H F I N A N C I A L S E R V I C E S

Consistency of Growth & Earnings Trailing 12 Months Diluted Earnings per Share $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Sep 01 Dec 01 Mar 02 Jun 02 Sep 02 Dec 02 Mar 03 Jun 03 Sep 03 Dec 03 Mar 04 Jun 04 Sep 04 Dec 04 Mar 05 Jun 05 Sep 05 Dec 05 Mar 06 Jun 06 Forbes 200 Best Small Companies 4 straight years Fortune Small Business 100 2 straight years Reflects two-for-one stock split effective February 6, 2006 F I R S T C A S H F I N A N C I A L S E R V I C E S

Balance Sheet Strength $74 $87 $117 $144 $163 $158 $49 $44 $23 $18 $23 $21 $123 $131 $140 $162 $186 $179 2001 2002 2003 2004 2005 Jun-06 Assets Liabilities Equity Millions F I R S T C A S H F I N A N C I A L S E R V I C E S

Utilization of Cash Flows • All store openings funded from current cash flows - Loan growth at new & existing stores - Capital expenditures for new stores - Start-up costs for new stores • Stock repurchases of $48 million over past two years • Auto Master acquisition New location under construction in Tijuana, Mexico F I R S T C A S H F I N A N C I A L S E R V I C E S

Net Cash Position -$44 -$35 -$30 -$6 $7 $11 $13 $16 $26 $43 $29 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 2000 2001 2002 2003 2004 2005 Q2 2006 Millions Cash Interest Bearing Debt F I R S T C A S H F I N A N C I A L S E R V I C E S

Diversified Growth Strategy • New store openings in multiple markets - United States - Mexico • Diversified product line - Pawn loans & related retail - Payday advances/Credit services - Buy-Here/Pay-Here auto sales & finance F I R S T C A S H F I N A N C I A L S E R V I C E S

New Store Openings 0 10 20 30 40 50 60 New Stores 4th Qtr 11 14 13 12 16 3rd Qtr 3 10 12 13 9 2nd Qtr 3 6 11 13 10 23 1st Qtr 1 8 11 14 15 20 2001 2002 2003 2004 2005 2006 18 38 47 52 50 2006 Projection: 60 to 70 New Stores (equal pawn & payday) 2007 Projection: 70 to 75 New Stores 3 to 5 Dealerships 2006 Projection: 60 to 70 New Stores (equal pawn & payday) 2007 Projection: 70 to 75 New Stores 3 to 5 Dealerships F I R S T C A S H F I N A N C I A L S E R V I C E S

New Store Financial Model Payday MX Pawn $200,000 to $360,000 Totals $40,000 to $60,000 Start-up Losses - Pre-opening - First six months of operation $80,000 to $150,000 Working Capital (first year) - Operating cash - Loan funding - Inventory (pawn only) $80,000 to $150,000 Cap Ex - Leasehold improvements - Computer & security equipment F I R S T C A S H F I N A N C I A L S E R V I C E S

Summary • Industry leader in a growth sector - Constant-demand products: pawn, payday advance and buy-here/pay-here auto - Superior financial metrics - 22 consecutive quarters (over five years) of double-digit EPS growth - Strong balance sheet & cash flows • Well-defined expansion strategy - Diversified growth platform: Multiple products in multiple markets - Significant opportunity & headroom for new locations F I R S T C A S H F I N A N C I A L S E R V I C E S

FIRST CASH FINANCIAL SERVICES


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FIRST CASH

Investor contact information:

- Phone: 817.505.3199
- Email: investorrelations@firstcash.com
- Website: www.firstcash.com

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